                                   EXHIBIT 10(c)

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ Edwin B. Borden                                   4/3/98
-----------------------------------     --------------------------------------
Edwin B. Borden, Director                              Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ William H. Cunningham                             4/3/98
-----------------------------------     --------------------------------------
William H. Cunningham, Director                        Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ Dennis R. Glass                                   4/3/98
-----------------------------------     --------------------------------------
Dennis R. Glass, Director                              Date
Executive Vice President
CFO & Treasurer

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ Robert G. Greer                                   4/3/98
-----------------------------------     --------------------------------------
Robert G. Greer, Director                              Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ George W. Henderson, III                          4/3/98
-----------------------------------     --------------------------------------
George W. Henderson, III, Director                     Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ E. S. Melvin                                      4/3/98
-----------------------------------     --------------------------------------
E. S. Melvin, Director                                 Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ Kenneth C. Mlekush                                4/3/98
-----------------------------------     --------------------------------------
Kenneth C. Mlekush, Director                           Date
President

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ William Porter Payne                              4/3/98
-----------------------------------     --------------------------------------
William Porter Payne, Director                         Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ Robert H. Spilman                                 4/3/98
-----------------------------------     --------------------------------------
Robert H. Spilman, Director                            Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ David A. Stonecipher                              4/3/98
-----------------------------------     --------------------------------------
David A. Stonecipher, Director                         Date
Chairman & CEO

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ Martha Ann Walls                                  4/3/98
-----------------------------------     --------------------------------------
Martha Ann Walls, Director                             Date

                                 POWER OF ATTORNEY


The undersigned directors and/or officers of Jefferson-Pilot Life Insurance Company, a North Carolina corporation (the "Company"), hereby constitute and appoint Shari J. Lease and Charlene Grant, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the "Acts"): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.




/s/ E. Jay Yelton                                     4/3/98
-----------------------------------     --------------------------------------
E. Jay Yelton, Director                                Date
Executive Vice President